Exhibit 99.2
News Release
Investor Contact: Zac Nagle, Vice President — Investor Relations (972) 443-6557
Media Contact: Lars Rosene, Vice President — Global Communications and Public Affairs (469) 420-3264
FOR IMMEDIATE RELEASE
Flowserve Announces Share Repurchase Program of up to $300 Million,
Declares 67% Increase in Quarterly Cash Dividend from $0.15 Cents per
Share to $0.25 Cents per Share
DALLAS — February 27, 2008— Flowserve Corp. (NYSE: FLS) today announced that its board of directors has authorized a program to repurchase up to $300 million of its outstanding common stock. Shares may be repurchased from time to time by the company at its discretion in the open market or through privately negotiated transactions, depending on prevailing market conditions, alternative uses of capital and other factors. The share repurchase program does not have an expiration date and may be limited or terminated at any time without notice. As of February 26, 2008 the company had 57,324,322 shares outstanding.
The company’s board of directors also authorized an increase in the quarterly cash dividend to $0.25 per share. The quarterly dividend increased from $0.15 per share, or 67% over the previous quarterly rate. The declared dividend is payable on April 9, 2008 to shareholders of record as of the close of business on March 26, 2008.

“These uses of cash demonstrate our confidence in the company’s ability to deliver strong cash flows in the future, as well as the sharp focus we have on providing solid returns to our shareholders,” said Lewis Kling, Flowserve President and Chief Executive Officer.
While Flowserve currently intends to pay regular quarterly dividends for the foreseeable future, any future dividends will be reviewed individually and declared by the board at its discretion, dependent on the board’s assessment of the company’s financial condition and business outlook at the applicable time.
About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.
SAFE HARBOR STATEMENT: This news release includes forward-looking statements. Forward-looking statements are all statements that are not statements of historical facts and include, without limitation, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies, and anticipated developments concerning our industry, business, operations, and financial performance and condition. The words “believe,” “seek,” “anticipate,” “plan,” “estimate,” “expect,” “intend,” “project,” “forecast,” “predict,” “potential,” “continue,” “will,” “may,” “could,” “should,” and other words of similar meaning are intended to identify forward-looking statements. The forward-looking statements made in this news release are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that, in some cases, are beyond our control. These risks, uncertainties and factors may cause our actual results, performance and achievements, or industry results and market trends, to be materially different from any future results, performance, achievements or trends expressed or implied by such forward-looking statements. Important risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following: inherent limitations of the effectiveness of our internal control over financial; potential adverse consequences resulting from securities class action litigation and other litigation, including asbestos-containing product claims; the possibility of adverse consequences of governmental tax audits of our tax returns; our ability to convert bookings, which are not subject to nor computed in accordance with generally accepted accounting principles, into revenues at acceptable, if any, profit margins, since such profit margins cannot be assured or assumed to follow historical trends; changes in the financial markets and the availability of capital; changes in the already competitive environment for our products or competitors’ responses to our strategies; our inability to continue to expand our market presence through acquisitions, and unforeseen integration difficulties or costs resulting from acquisitions; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, including the continuing conflict in Iraq, uncertainties in certain Middle Eastern countries such as Iran, and their potential impact on Middle Eastern markets and global petroleum producers; our ability to comply with the laws and regulations affecting our international operations, including the U.S. export laws, and the effect of any noncompliance; the potential adverse impact of a significant downturn in petroleum, chemical, power and water industries; changes in economic conditions and the extent of economic growth in the U.S. and other countries and regions; unanticipated difficulties or costs associated with the implementation of systems, including software; unanticipated higher costs associated with environmental compliance and liabilities; our relative geographical profitability and its impact on our utilization of foreign tax credits; the potential impact of our indebtedness on cash flows and our ability to meet the financial covenants and other requirements in our debt agreements; any terrorist attacks; adverse changes in the political or regulatory climate and other legal obligations imposed on us; and other factors described from time to time in our filings with the SEC. It is not possible to foresee or identify all the factors that may affect our future performance or any forward-looking information, and new risk factors can emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements included in this news release are based on information available to us on the date of this news release. We undertake no obligation to revise or update any forward-looking statement or disclose any facts, events or circumstances that occur after the date hereof that may affect the accuracy of any forward-looking statement.
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